Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Quarter Ended December 31, 2009

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Quarter Ended December 31, 2009

TABLE OF CONTENTS

Corporate
Company Background	1

Supplemental Financial Information
Operating and Financial Information	3
Consolidated Statements of Operations	4
Consolidated Balance Sheets	5
Unconsolidated Real Estate Entities Statements of Operations	6
Unconsolidated Real Estate Entities Balance Sheets	7
Pro-Rata Consolidated Statements of Operations (Non-GAAP)	8
Pro-Rata Consolidated Balance Sheets (Non-GAAP)	10
Earnings Before Depreciation, Amortization and Taxes (EBDT) (Non-GAAP)	11
After Tax Cash Flow (ATCF) (Non-GAAP)	13
Investment Advisory, Management, Leasing and Development Services	15
Portfolio Data	16
Debt Summary	20
Capital Structure	22
Other Information	23

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Management does not undertake any obligation to update information provided in forward-looking statements other than regularly scheduled releases of information. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our annual reports on Form 10-K and our quarterly reports on Form 10-Q, which are filed with the Securities and Exchange Commission.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages primarily office, as well as mixed-use and residential properties on a nationwide basis. Our company’s primary areas of focus are the acquisition and ownership of interests in premier properties, property development and redevelopment, and investment and property management activities.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of December 31, 2009, we own interests in and asset manage 27 operating properties with 13.2 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional four operating properties with 2.2 million rentable square feet.

Our Investment Management Platform

Our sponsorship of partnerships and joint ventures provides us with additional institutional capital for investment as well as the opportunity to earn fees for asset management, property management, leasing and other services, as well as possible carried interest or promote fees.

Our Thomas High Performance Green Fund is intended to invest in commercial properties to be developed or redeveloped into high performance, energy-efficient, high productivity buildings. The fund currently has total capital commitments of $180 million, of which we have committed $50 million, and all of which is unfunded. The Green Fund is expected to invest nationally, focusing on markets with green sensibility and attractive office fundamentals. Green Fund investments will potentially seek ratings from the U. S. Green Building Council’s LEED Green Building Rating System.

TPG/CalSTRS is a value-add/core-plus joint venture with total capital commitments of $378.3 million of which $4.5 million is unfunded. This joint venture, in which we own a 25% interest, currently owns twelve office properties. The joint venture also holds a 25% interest in a joint venture which owns an additional ten office properties in Austin, Texas.

Our Fee Services

We have been engaged by NBC Universal to entitle and master plan approximately 124 acres on their Universal Studios Hollywood backlot for housing and related retail and community-serving uses. We are pursuing environmental clearance and governmental approvals for approximately 2,937 residential units and 180,000 square feet of retail and community-serving space. We earn a monthly developer fee on this project.

We have been retained by Korean Air, a subsidiary of Hanjin Group, as fee developer for the entitlement, design and redevelopment of the 2.7 acre Wilshire Grand property in downtown Los Angeles, for which we are proposing the development of two buildings to include approximately 1.5 million square feet of office, 560 hotel rooms, and 100 residential condominiums, with supporting retail and restaurant uses, for a total project size of up to approximately 2.5 million gross square feet. We earn a monthly developer fee on this project.

In January 2010, we entered into an agreement to provide consulting services to assist with certain real estate rehabilitation and/or development projects associated with real property owned by a local government agency.

Significant Recent Events

During the fourth quarter of 2009, we paid off two mezzanine loans on Two Commerce Square which were scheduled to mature in January 2010. The loans, which had a principal and accrued interest amount of $36.4 million, were paid off for a discounted amount of $25.0 million, resulting in gain from extinguishment of debt of $11.4 million. We issued 5,138,600 shares of our common stock in a registered direct offering to certain institutional investors, resulting in net proceeds to the Company of approximately $13.1 million, to provide partial funding for the loan payoff.

During the fourth quarter of 2009, we modified the $17.0 million Campus El Segundo construction loan. The loan has been extended to July 31, 2011, and has three one-year extension options.

During the fourth quarter of 2009, we modified the Four Points Centre construction loan. The loan has been extended to July 31, 2012 with two one-year extension options.

Subsequent to December 31, 2009, we negotiated on behalf of the California State Teachers’ Retirement System (“CalSTRS”), our partner in City National Plaza, for CalSTRS to acquire all of the property’s mezzanine debt, which has a principal balance of approximately $219.1 million, and is scheduled to mature on July 9, 2010. CalSTRS will contribute this debt to the partnership’s equity, reducing the leverage on the property from $568.0 million to $348.9 million, all of which is first mortgage debt. We are in discussions with CalSTRS to obtain an option to participate in the loan purchase, on or after the maturity of the mezzanine debt, based on our current pro rata share of 25% of the existing City National Plaza equity.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

At Murano we entered into contracts to sell an additional 13 condominium residences and closed the sales of 18 others during the quarter, resulting in a reduction of approximately $8.1 million in our construction loan balance, which had a balance of $37.0 million as of December 31, 2009. Subsequent to December 31, 2009, we entered into contracts to sell an additional six condominiums.

During the fourth quarter of 2009, we sold a 1.9 acre land parcel adjacent to our Four Points Centre development property in Austin, Texas, which is leased to a 4,200 square foot retail tenant under a ground lease. The land was sold for $2.1 million; we recognized a gain of approximately $1.2 million.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. We believe this information provides useful supplemental data regarding the underlying economics of our business operations because operating results presented under GAAP may include items that are nonrecurring or not necessarily relevant to ongoing operations, or are difficult to forecast for future periods. Management uses these non-GAAP financial measures to review our company’s operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Our investors can also use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect our operations, and accordingly should always be considered as supplemental to our financial results presented in accordance with GAAP.

Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheets

Included are pro-rata consolidated statements of operations, as well as pro-rata consolidated balance sheets, because we believe this information is useful to investors as this method reflects the manner in which we operate our business, and provides more detailed information regarding the operations of the unconsolidated investments. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. A significant amount of our business activity has been conducted through our unconsolidated investments. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. Our management considers the performance of our unconsolidated investments both individually and as a contributing factor to our operating performance for purposes of financial planning and making operating decisions. We believe this presentation of the performance of our unconsolidated investments is helpful to investors in understanding and evaluating our current operating performance as well as for purposes of period-to-period comparisons. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Taxes (EBDT) and After Tax Cash Flow (ATCF)

EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We present these financial measures under the pro-rata consolidation method to provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. EBDT and ATCF reflect operating performance measurements for our company that assist management in evaluating trends for comparative and planning purposes. However our non-GAAP financial measures are not intended to be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

See pages 11 and 12 for a discussion of EBDT and a reconciliation of EBDT to net income (loss) and pages 13 and 14 for a discussion of ATCF and a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2009	2008	2009	2008
Revenues:
Rental	$7,254	$7,206	$29,753	$30,523
Tenant reimbursements	5,012	5,758	21,163	25,874
Parking and other	832	1,122	2,988	3,869
Investment advisory, management, leasing and development services	2,187	1,624	9,345	7,194
Investment advisory, management, leasing and development services-unconsolidated real estate entities	3,794	4,593	15,023	18,263
Reimbursement of property personnel costs	1,371	1,004	5,584	6,079
Condominium sales	7,299	—	30,226	79,758

Total revenues	27,749	21,307	114,082	171,560

Expenses:
Property operating and maintenance	6,900	6,731	25,339	25,608
Real estate taxes	1,798	1,720	7,225	6,482
Investment advisory, management, leasing and development services	3,272	2,280	11,910	14,800
Reimbursable property personnel costs	1,371	1,004	5,584	6,079
Cost of condominium sales	5,600	208	26,492	62,436
Rent-unconsolidated real estate entities	142	93	350	284
Interest	6,453	9,023	26,868	22,763
Depreciation and amortization	3,269	3,268	12,642	11,766
General and administrative	4,660	2,855	16,732	16,411
Impairment loss	4,400	11,023	13,000	11,023

Total expenses	37,865	38,205	146,142	177,652

Gain on sale of real estate	1,214	—	1,214	3,618
Gain from extinguishment of debt	11,412	—	11,921	255
Interest income	51	454	338	2,795
Equity in net loss of unconsolidated real estate entities	(15,641)	(3,720)	(16,236)	(12,828)

Loss before income taxes and noncontrolling interests	(13,080)	(20,164)	(34,823)	(12,252)
(Provision) benefit for income taxes	(203)	4,580	(683)	1,885

Net loss	(13,283)	(15,584)	(35,506)	(10,367)
Noncontrolling interests’ share of net loss:
Unitholders in the Operating Partnership	4,079	7,809	11,535	4,683
Partners in consolidated real estate entities	1,474	65	2,408	198

	5,553	7,874	13,943	4,881

TPGI share of net loss	$(7,730)	$(7,710)	$(21,563)	$(5,486)

Loss per share-basic and diluted	$(0.30)	$(0.33)	$(0.86)	$(0.24)
Weighted average common shares-basic and diluted	25,753,994	23,724,453	25,173,163	23,693,577

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31, 2009	December 31, 2008
ASSETS
Investments in real estate:
Operating properties, net	$276,603	$274,784
Land improvements – development properties	97,750	100,886
Construction in progress	—	1,274

	374,353	376,944

Condominium units held for sale	64,101	101,112
Real estate held for sale	—	609
Investments in unconsolidated real estate entities	14,458	29,098
Cash and cash equivalents, unrestricted	35,935	69,023
Restricted cash	12,071	16,665
Rents and other receivables, net	4,389	4,452
Receivables from condominium sales contracts, net	—	10,485
Receivables from unconsolidated real estate entities	2,010	4,701
Above market rents, net	838	1,070
Deferred rents	12,954	10,604
Deferred leasing and loan costs, net	15,375	15,018
Deferred tax asset, net of valuation allowance	17,644	15,534
Other assets, net	5,275	5,120

Total assets	$559,403	$660,435

	December 31, 2009	December 31, 2008
LIABILITIES AND EQUITY
Liabilities:
Mortgage, other secured and unsecured loans	$318,236	$387,945
Accounts payable and other liabilities	15,260	27,750
Unrecognized tax benefits	19,639	17,078
Below market rents, net	674	920
Dividends and distributions payable	—	2,377
Prepaid rent and deferred revenue	3,249	3,638

Total liabilities	357,058	439,708

Equity:
Stockholders’ equity:
Common stock	308	238
Limited voting stock	138	145
Additional paid-in capital	185,344	158,341
Retained deficit and dividends including $74 and $186 of other comprehensive loss as of December 31, 2009 and December 31, 2008, respectively	(49,394)	(26,980)

Total stockholders’ equity	136,396	131,744
Noncontrolling interests:
Unitholders in the Operating Partnership	63,042	85,210
Partners in consolidated real estate entities	2,907	3,773

Total noncontrolling interests	65,949	88,983

Total equity	202,345	220,727

Total liabilities and equity	$559,403	$660,435

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES STATEMENTS OF OPERATIONS

(in thousands)

(unaudited)

The following are the combined statements of operations of our unconsolidated real estate entities for the three and twelve months ended December 31, 2009 and 2008.

	Three months ended December 31,		Twelve months ended December 31,
	2009	2008	2009	2008
Revenues:
Rental	$50,536	$50,776	$207,669	$201,623
Tenant reimbursements	22,663	23,277	87,929	87,622
Parking and other	6,814	7,689	27,811	32,143

Total revenues	80,013	81,742	323,409	321,388

Expenses:
Property operating and maintenance	32,421	32,443	122,847	125,345
Real estate taxes	10,624	11,260	42,691	44,674
Interest	26,180	30,976	104,105	126,386
Depreciation and amortization	29,394	30,575	120,143	125,565
Impairment loss	55,995	4,840	64,044	4,840

Total expenses	154,614	110,094	453,830	426,810

Loss from continuing operations	(74,601)	(28,352)	(130,421)	(105,422)
Gain on extinguishment of debt	—	—	67,017	—
Interest income	21	183	262	1,165
Loss from discontinued operations	—	1	(83)	(104)

Net loss	$(74,580)	$(28,168)	$(63,225)	$(104,361)

TPGI share of equity in net loss of unconsolidated real estate entities	$(15,641)	$(3,720)	$(16,236)	$(12,828)

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES BALANCE SHEETS

(in thousands)

(unaudited)

The following are the combined balance sheets of our unconsolidated real estate entities as of December 31, 2009 and 2008.

	December 31, 2009	December 31, 2008
ASSETS
Investments in real estate, net	$2,224,709	$2,335,067
Land held for sale	3,853	3,835
Cash and cash equivalents, unrestricted	24,918	26,884
Restricted cash	93,434	64,395
Rents and other receivables, net	3,546	5,386
Above market rents, net	2,117	2,988
Deferred rents	79,960	67,378
Deferred leasing and loan costs, net	144,287	168,980
Other assets	7,258	7,163
Assets associated with discontinued operations	—	86

Total assets	$2,584,082	$2,682,162

LIABILITIES AND EQUITY
Mortgage, other secured, and unsecured loans	$2,217,118	$2,237,717
Accounts and interest payable and other liabilities	98,401	105,998
Below market rents, net	62,527	80,467
Obligations associated with discontinued operations	—	121

Total liabilities	2,378,046	2,424,303

Redeemable noncontrolling interests	—	18,771
Owners’ equity	206,036	239,088

Total liabilities and equity	$2,584,082	$2,682,162

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three months ended December 31, 2009 and 2008, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended December 31, 2009			For the three months ended December 31, 2008
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$7,254	$9,654	$16,908	$7,206	$9,579	$16,785
Tenant reimbursements	5,012	3,852	8,864	5,758	3,961	9,719
Parking and other	832	1,229	2,061	1,122	1,368	2,490
Investment advisory, management, leasing and development services	2,187	—	2,187	1,624	—	1,624
Investment advisory, management, leasing and development services- unconsolidated real estate entities	3,794	156	3,950	4,593	46	4,639
Reimbursement of property personnel costs	1,371	—	1,371	1,004	—	1,004
Condominium sales	7,299	—	7,299	—	—	—

Total revenues	27,749	14,891	42,640	21,307	14,954	36,261

Expenses:
Property operating and maintenance	6,900	5,877	12,777	6,731	5,651	12,382
Real estate taxes	1,798	1,713	3,511	1,720	1,825	3,545
Investment advisory, management, leasing and development services	3,272	—	3,272	2,280	—	2,280
Reimbursable property personnel costs	1,371	—	1,371	1,004	—	1,004
Cost of condominium sales	5,600	—	5,600	208	—	208
Rent-unconsolidated real estate entities	142	—	142	93	—	93
Interest	6,453	4,183	10,636	9,023	5,138	14,161
Depreciation and amortization	3,269	4,811	8,080	3,268	4,904	8,172
General and administrative	4,660	—	4,660	2,855	—	2,855
Impairment loss	4,400	14,000	18,400	11,023	1,210	12,233

Total expenses	37,865	30,584	68,449	38,205	18,728	56,933

Gain on sale of real estate	1,214	—	1,214	—	—	—
Gain from extinguishment of debt	11,412	—	11,412	—	—	—
Interest income	51	53	104	454	54	508
Equity in net loss of unconsolidated real estate entities	(15,641)	15,641	—	(3,720)	3,720	—

Loss before income taxes and noncontrolling interests	(13,080)	1	(13,079)	(20,164)	—	(20,164)
(Provision) benefit for income taxes	(203)	—	(203)	4,580	—	4,580

Net loss	(13,283)	1	(13,282)	(15,584)	—	(15,584)
Noncontrolling interests’ share of net loss:
Unitholders in the Operating Partnership	4,079	—	4,079	7,809	—	7,809
Partners in consolidated real estate entities	1,474	—	1,474	65	—	65

	5,553	—	5,553	7,874	—	7,874

Loss before discontinued operations	(7,730)	1	(7,729)	(7,710)	—	(7,710)
Loss from discontinued operations	—	(1)	(1)	—	—	—

TPGI share of net loss	$(7,730)	$—	$(7,730)	$(7,710)	$—	$(7,710)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the twelve months ended December 31, 2009 and 2008, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the twelve months ended December 31, 2009			For the twelve months ended December 31, 2008
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$29,753	$39,682	$69,435	$30,523	$38,600	$69,123
Tenant reimbursements	21,163	14,796	35,959	25,874	14,893	40,767
Parking and other	2,988	5,056	8,044	3,869	5,551	9,420
Investment advisory, management, leasing and development services	9,345	—	9,345	7,194	—	7,194
Investment advisory, management, leasing and development services- unconsolidated real estate entities	15,023	341	15,364	18,263	185	18,448
Reimbursement of property personnel costs	5,584	—	5,584	6,079	—	6,079
Condominium sales	30,226	—	30,226	79,758	—	79,758

Total revenues	114,082	59,875	173,957	171,560	59,229	230,789

Expenses:
Property operating and maintenance	25,339	21,825	47,164	25,608	22,176	47,784
Real estate taxes	7,225	6,959	14,184	6,482	7,443	13,925
Investment advisory, management, leasing and development services	11,910	—	11,910	14,800	—	14,800
Reimbursable property personnel costs	5,584	—	5,584	6,079	—	6,079
Cost of condominium sales	26,492	—	26,492	62,436	—	62,436
Rent-unconsolidated real estate entities	350	—	350	284	—	284
Interest	26,868	16,300	43,168	22,763	21,011	43,774
Depreciation and amortization	12,642	19,412	32,054	11,766	20,508	32,274
General and administrative	16,732	—	16,732	16,411	—	16,411
Impairment loss	13,000	16,012	29,012	11,023	1,210	12,233

Total expenses	146,142	80,508	226,650	177,652	72,348	250,000

Gain on sale of real estate	1,214	—	1,214	3,618	—	3,618
Gain from extinguishment of debt	11,921	4,189	16,110	255	—	255
Interest income	338	230	568	2,795	317	3,112
Equity in net (loss) income of unconsolidated real estate entities	(16,236)	16,236	—	(12,828)	12,828	—

Loss (income) before income taxes and noncontrolling interests	(34,823)	22	(34,801)	(12,252)	26	(12,226)
Provision for income taxes	(683)	—	(683)	1,885	—	1,885

Net (loss) income	(35,506)	22	(35,484)	(10,367)	26	(10,341)
Noncontrolling interests’ share of net loss (income):
Unitholders in the Operating Partnership	11,535	—	11,535	4,683	—	4,683
Partners in consolidated real estate entities	2,408	—	2,408	198	—	198

	13,943	—	13,943	4,881	—	4,881

(Loss) income before discontinued operations	(21,563)	22	(21,541)	(5,486)	26	(5,460)
Loss from discontinued operations	—	(22)	(22)	—	(26)	(26)

TPGI share of net loss	$(21,563)	$—	$(21,563)	$(5,486)	$—	$(5,486)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEETS (NON-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated balance sheets of TPGI as of December 31, 2009 and 2008, including reconciliation from the consolidated balance sheets to the pro-rata consolidated balance sheets.

	December 31, 2009			December 31, 2008
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$374,353	$363,206	$737,559	$376,944	$369,177	$746,121
Condominium units held for sale	64,101	—	64,101	101,112	—	101,112
Real estate held for sale	—	963	963	609	959	1,568
Investments in unconsolidated real estate entities	14,458	(14,458)	—	29,098	(29,098)	—
Cash and cash equivalents, unrestricted	35,935	2,966	38,901	69,023	4,021	73,044
Restricted cash	12,071	22,341	34,412	16,665	13,095	29,760
Receivables from condominium sales contracts, net	—	—	—	10,485	—	10,485
Rents and other receivables, net	6,399	790	7,189	9,153	1,252	10,405
Above market rents, net	838	474	1,312	1,070	643	1,713
Deferred rents	12,954	17,814	30,768	10,604	14,682	25,286
Deferred leasing and loan costs, net	15,375	24,025	39,400	15,018	26,826	41,844
Deferred tax asset, net of valuation allowance	17,644	—	17,644	15,534	—	15,534
Assets associated with discontinued operations	—	—	—	—	22	22
Other assets	5,275	1,458	6,733	5,120	1,359	6,479

Total assets	$559,403	$419,579	$978,982	$660,435	$402,938	$1,063,373

LIABILITIES AND EQUITY
Mortgage, other secured, and unsecured loans	$318,236	$397,754	$715,990	$387,945	$372,999	$760,944
Accounts payable and other liabilities	15,260	13,946	29,206	27,750	16,170	43,920
Unrecognized tax benefits	19,639	—	19,639	17,078	—	17,078
Below market rents, net	674	5,817	6,491	920	7,209	8,129
Dividends and distributions payable	—	—	—	2,377	—	2,377
Prepaid rent and deferred revenue	3,249	2,062	5,311	3,638	1,837	5,475
Obligations associated with discontinued operations	—	—	—	—	30	30

Total liabilities	357,058	419,579	776,637	439,708	398,245	837,953

Redeemable noncontrolling interest	—	—	—	—	4,693	4,693
Noncontrolling interests	65,949	—	65,949	88,983	—	88,983
Total stockholders’ equity	136,396	—	136,396	131,744	—	131,744

Total liabilities and equity	$559,403	$419,579	$978,982	$660,435	$402,938	$1,063,373

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND TAXES (EBDT) (NON-GAAP)

(in thousands, except share and per share data)

(unaudited)

We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) income tax expense (benefit); ii) noncontrolling interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes in occupancy, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs; and EBDT provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Loss to EBDT:

	For the three months ended December 31, 2009			For the three months ended December 31, 2008
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(7,730)	$—	$(7,730)	$(7,710)	$—	$(7,710)
Income tax provision (benefit)	203	—	203	(4,580)	—	(4,580)
Noncontrolling interests – unitholders in the Operating Partnership	(4,079)	—	(4,079)	(7,809)	—	(7,809)
Depreciation and amortization	3,269	4,811	8,080	3,268	4,904	8,172
Amortization of loan costs	318	214	532	212	194	406

EBDT	$(8,019)	$5,025	$(2,994)	$(16,619)	$5,098	$(11,521)

TPGI share of EBDT (1)	$(5,223)	$3,273	$(1,950)	$(10,140)	$3,111	$(7,029)

EBDT per share – basic and diluted			$(0.08)			$(0.30)

Weighted average common shares outstanding – basic and diluted			25,753,994			23,724,453

(1)	Based on an interest in our operating partnership of 65.13% and 61.01% for the three months ended December 31, 2009 and 2008, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND TAXES (EBDT) (NON-GAAP)

(in thousands, except share and per share data)

(unaudited)

We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) income tax expense (benefit); ii) noncontrolling interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes in occupancy, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs; and EBDT provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Loss to EBDT:

	For the twelve months ended December 31, 2009			For the twelve months ended December 31, 2008
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(21,563)	$—	$(21,563)	$(5,486)	$—	$(5,486)
Income tax provision	683	—	683	(1,885)	—	(1,885)
Noncontrolling interests – unitholders in the Operating Partnership	(11,535)	—	(11,535)	(4,683)	—	(4,683)
Depreciation and amortization	12,642	19,412	32,054	11,766	20,508	32,274
Amortization of loan costs	690	897	1,587	449	1,284	1,733

EBDT	$(19,083)	$20,309	$1,226	$161	$21,792	$21,953

TPGI share of EBDT (1)	$(12,292)	$13,082	$790	$98	$13,326	$13,424

EBDT per share – basic and diluted			$0.03			$0.57

Weighted average common shares outstanding – basic and diluted			25,173,163			23,693,577

(1)	Based on an interest in our operating partnership of 64.42% and 61.15% for the twelve months ended December 31, 2009 and 2008, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (NON-GAAP)

(in thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) noncontrolling interests; iii) non-cash charges for depreciation, amortization and asset impairment; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; vii) the adjustments to rental revenue to reflect the fair market value of rent; and viii) gain from extinguishment of debt. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Loss to ATCF:

	For the three months ended December 31, 2009			For the three months ended December 31, 2008
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(7,730)	$—	$(7,730)	$(7,710)	$—	$(7,710)
Income tax provision (benefit)	203	—	203	(4,580)	—	(4,580)
Noncontrolling interests – unitholders in the Operating Partnership	(4,079)	—	(4,079)	(7,809)	—	(7,809)
Depreciation and amortization	3,269	4,811	8,080	3,268	4,904	8,172
Amortization of loan costs	318	214	532	212	194	406
Non-cash compensation expense	581	—	581	1,038	—	1,038
Straight-line rent adjustments	(162)	(91)	(253)	320	(454)	(134)
Adjustments to reflect the fair market value of rent	—	(368)	(368)	20	(338)	(318)
Impairment loss	4,400	14,000	18,400	11,023	1,210	12,233
Gain from extinguishment of debt	(11,412)	—	(11,412)	—	—	—

ATCF before income taxes	$(14,612)	$18,566	$3,954	$(4,218)	$5,516	$1,298

TPGI share of ATCF before income taxes (1)	$(9,517)	$12,092	$2,575	$(2,573)	$3,365	$792
TPGI income tax expense-current	(100)	—	(100)	(294)	—	(294)

TPGI share of ATCF	$(9,617)	$12,092	$2,475	$(2,867)	$3,365	$498

ATCF per share – basic and diluted			$0.10			$0.02

Weighted average common shares outstanding – basic and diluted			25,753,994			23,724,453

(1)	Based on an interest in our operating partnership of 65.13% and 61.01% for the three months ended December 31, 2009 and 2008, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (NON-GAAP)

(in thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) noncontrolling interests; iii) non-cash charges for depreciation, amortization and asset impairment; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; vii) the adjustments to rental revenue to reflect the fair market value of rent; and viii) and gain from extinguishment of debt. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Loss to ATCF:

	For the twelve months ended December 31, 2009			For the twelve months ended December 31, 2008
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(21,563)	$—	$(21,563)	$(5,486)	$—	$(5,486)
Income tax provision	683	—	683	(1,885)	—	(1,885)
Noncontrolling interests – unitholders in the Operating Partnership	(11,535)	—	(11,535)	(4,683)	—	(4,683)
Depreciation and amortization	12,642	19,412	32,054	11,766	20,508	32,274
Amortization of loan costs	690	897	1,587	449	1,284	1,733
Non-cash compensation expense	2,838	—	2,838	3,495	—	3,495
Straight-line rent adjustments	(924)	(1,565)	(2,489)	3,433	(2,332)	1,101
Adjustments to reflect the fair market value of rent	23	(1,394)	(1,371)	(80)	(1,357)	(1,437)
Impairment loss	13,000	16,012	29,012	11,023	1,210	12,233
Gain from extinguishment of debt	(11,921)	(4,189)	(16,110)	—	—	—

ATCF before income taxes	$(16,067)	$29,173	$13,106	$18,032	$19,313	$37,345

TPGI share of ATCF before income taxes (1)	$(10,350)	$18,793	$8,443	$11,027	$11,810	$22,837
TPGI income tax expense-current	(232)	—	(232)	(294)	—	(294)

TPGI share of ATCF	$(10,582)	$18,793	$8,211	$10,733	$11,810	$22,543

ATCF per share – basic and diluted			$0.33			$0.95

Weighted average common shares outstanding – basic and diluted			25,173,163			23,693,577

(1)	Based on an interest in our operating partnership of 64.42% and 61.15% for the twelve months ended December 31, 2009 and 2008, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES

(in thousands)

(unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2009	2008	2009	2008
Property management, leasing and development services fees:
Property management fees	$3,049	$3,150	$12,478	$12,644
Leasing commissions	1,463	1,447	5,426	7,565
Development services fees	1,665	2,089	6,268	9,088

	6,177	6,686	24,172	29,297
Investment advisory fees:
Asset management fees	1,654	1,831	6,928	7,102

Total fees	7,831	8,517	31,100	36,399
Investment advisory, management, leasing and development services expenses	(3,272)	(2,280)	(11,910)	(14,800)

Net investment advisory, management, leasing and development services income	$4,559	$6,237	$19,190	$21,599

Reconciliation to GAAP Presentation:
Total fees	$7,831	$8,517	$31,100	$36,399
Elimination of intercompany fee revenues	(1,850)	(2,300)	(6,732)	(10,942)

Investment advisory, management, leasing and development services revenues	$5,981	$6,217	$24,368	$25,457

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA

Our Ownership Properties

		As of December 31, 2009			TPGI Share (1)
	Location	Rentable Square Feet (2)	Percent Leased (3)	TPGI Percentage Interest	Rentable Square Feet	Estimated Stabilized Net Operating Income (4)	Estimated Stabilized Net Operating Income-Cash Basis (5)	Expected Capital Expenditures to Complete Stabilization (6)	Loan Balance at December 31, 2009		Remaining Loan Capacity at December 31, 2009
Stabilized Properties
CityWestPlace	Houston, TX	1,473,020	99.0%	25.0%	368,255	$5,782,000	$5,152,000		$53,350,000		$—
San Felipe Plaza	Houston, TX	980,472	87.7	25.0	245,118	3,066,000	2,822,000		29,425,000		—
2500 City West	Houston, TX	578,284	91.6	25.0	144,571	1,887,000	1,764,000		21,033,000		—
Research Park Plaza I and II	Austin, TX	271,882	96.6	6.3	16,993	306,000	283,000		3,219,000		—
Stonebridge Plaza II	Austin, TX	192,864	96.0	6.3	12,054	171,000	166,000		2,344,000		—
One Commerce Square	Philadelphia, PA	942,866	92.6	100.0	942,866	14,493,000	12,838,000		130,000,000		—
2121 Market Street (7)	Philadelphia, PA	22,136	100.0	50.0	11,068	1,066,000	1,066,000		9,254,000		—
Oak Hill Plaza	King of Prussia, PA	164,360	93.1	25.0	41,090	721,000	699,000		11,113,000	(8)	—
Reflections II	Reston, VA	64,253	100.0	25.0	16,063	324,000	324,000		2,269,000		—

Total / Average		4,690,137	94.0		1,798,078	27,816,000	25,114,000		262,007,000		—

Properties Projected to Stabilize in 2010
Four Points Centre (Retail)	Austin, TX	6,600	27.3	100.0	6,600	178,000	178,000	186,000	—		—

Total / Average		6,600	27.3		6,600	178,000	178,000	186,000	—		—

Properties Projected to Stabilize in 2011
City National Plaza	Los Angeles, CA	2,496,084	83.2	25.0	624,020	15,144,000	14,157,000	6,669,000	142,000,000		—
Two Commerce Square	Philadelphia, PA	953,276	86.8	100.0	953,276	16,788,000	16,305,000	16,118,000	108,104,000		—
Frost Bank Tower	Austin, TX	535,078	87.5	6.3	33,442	846,000	815,000	217,000	9,375,000		—
One Congress Plaza	Austin, TX	518,385	86.9	6.3	32,399	643,000	631,000	516,000	8,001,000		—
One American Center	Austin, TX	503,951	78.0	6.3	31,497	593,000	589,000	426,000	7,500,000		—
300 West 6th Street	Austin, TX	454,225	87.5	6.3	28,389	725,000	717,000	401,000	7,938,000		—
San Jacinto Center	Austin, TX	410,248	75.6	6.3	25,641	554,000	532,000	430,000	6,313,000		—
Four Falls Corporate Center	Conshohocken, PA	253,985	78.9	25.0	63,496	1,244,000	1,228,000	1,219,000	13,017,000		—
Walnut Hill Plaza	King of Prussia, PA	150,573	55.3	25.0	37,643	493,000	489,000	862,000	—	(8)	—
Fair Oaks Plaza	Fairfax, VA	179,688	84.3	25.0	44,922	897,000	870,000	1,058,000	11,075,000		—

Total / Average		6,455,493	83.0		1,874,725	37,927,000	36,333,000	27,916,000	313,323,000

Properties Projected to Stabilize in 2012
Brookhollow Central I, II, and III	Houston, TX	805,967	68.2	25.0	201,492	2,682,000	2,460,000	9,432,000	12,949,000		—
Westech 360 I-IV	Austin, TX	175,529	50.1	6.3	10,971	164,000	164,000	351,000	7,230,000	(9)	—
Park Centre	Austin, TX	203,193	82.5	6.3	12,700	173,000	173,000	271,000	—	(9)	—
Great Hills Plaza	Austin, TX	139,252	64.5	6.3	8,703	117,000	117,000	189,000	—	(9)	—
Four Points Centre (Office)	Austin, TX	192,062	17.3	100.0	192,062	3,228,000	3,201,000	8,805,000	26,177,000		10,400,000
Centerpointe I and II	Fairfax, VA	421,651	53.9	25.0	105,413	2,394,000	2,296,000	5,071,000	30,946,000		—
Reflections I	Reston, VA	123,546	100.0	25.0	30,887	667,000	667,000	2,299,000	5,447,000		—

Total / Average		2,061,200	62.1		562,228	9,425,000	9,078,000	26,418,000	82,749,000		10,400,000

Total / Average All Properties		13,213,430	83.6		4,241,631	$75,346,000	$70,703,000	$54,520,000	$658,079,000		$10,400,000

Footnotes on following page.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA - CONTINUED

Footnotes to Portfolio Data on previous page:

(1)	TPGI share information set forth in the table on the previous page is calculated by multiplying the applicable data for each property by our percentage ownership of each property.

(2)	For purposes of the table on the previous page, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street.

(3)	Occupancy at stabilization is expected to be approximately 93%. Certain properties that have occupancy greater than 93% as of December 31, 2009 are not considered stabilized due to upcoming tenant vacancies not yet reflected.

(4)	For properties currently stabilized, the estimated stabilized net operating income (NOI) represents the sum of i) the annual straight-line rent under existing leases which were in place as of December 31, 2009, calculated as if the leases began on December 31, 2009, and ii) estimated annual parking and other income for 2010, less estimated annual operating expenses for 2010 and adjusted for non-recurring items. For properties expected to become stabilized in future years, estimated stabilized NOI represents the sum of i) the annual straight-line rent under existing leases which will be in place in the year the properties are stabilized, calculated as if the leases began at the point of stabilization, ii) the annual expected market rent for the remaining space (up to the stabilized occupancy percentage), and iii) estimated annual parking and other income, less estimated annual operating expenses and adjusted for non-recurring items.

(5)	For properties currently stabilized, the estimated stabilized NOI – cash basis represents the sum of i) the annual cash rent under existing leases which were in place as of December 31, 2009, and ii) estimated annual parking and other income for 2010, less estimated annual operating expenses for 2010 and adjusted for non-recurring items. For properties expected to become stabilized in future years, estimated stabilized NOI – cash basis represents the sum of i) the annual cash rent under existing leases which will be in place in the year the properties are stabilized, ii) the annual expected market rent for the remaining space (up to 93% occupancy), and iii) estimated annual parking and other income, less estimated annual operating expenses and adjusted for non-recurring items.

(6)	Expected capital expenditures to complete stabilization represent capital expenditures, including tenant improvements and leasing commissions, expected to be spent to complete the stabilization of the property.

(7)	The square footage and occupancy information presented for 2121 Market Street represents the information for two retail/office tenants only; the estimated NOI for 2010 includes 168 residential units comprising 132,823 square feet.

(8)	Oak Hill Plaza and Walnut Hill Plaza are co-borrowers under a loan agreement. The entire loan balance is included on the Oak Hill Plaza line.

(9)	Our Austin Portfolio bank term loan is secured by three of our Austin, Texas properties on a first mortgage basis and seven of our remaining Austin properties provide secondary equity pledges. Our pro rata share of the obligation is $7.2 million, which is reflected entirely on the Westech 360 I-IV line. See footnote 7 on page 21.

Lease Expirations

The table below reflects the square footage of expiring leases in TPGI’s 100% owned properties and TPGI’s share of the square footage of expiring leases in TPGI’s joint venture properties. For properties where existing leases have been renewed or replaced, the later expiration date is used.

TPGI Percentage Interest in Consolidated and Unconsolidated Properties’ Lease Expirations
Year	Rentable Square Feet of Expiring Leases	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration
Vacant	717,214	$—	$—
2010	239,859	15.42	15.54
2011	158,868	16.44	17.02
2012	289,477	16.37	17.29
2013	445,709	17.45	19.49
2014	363,223	13.30	16.76
Thereafter	2,027,281	12.62	19.40

Total	4,241,631

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA – CONTINUED

($ in thousands except for average amounts)

Our Development Properties

						Actual / Projected Entitlements			TPGI Share, as of December 31, 2009
	Location	TPGI Percentage Interest	Number of Acres		Potential Property Types	Square Feet	Units	Status of Entitlements	Costs Incurred to Date	Average Cost Per Square Foot	Loan Balance
Pre-Development:
Campus El Segundo (1)	El Segundo, CA	100.0%	26.1		Office/Retail/R&D/ Hotel	1,800,000		Entitled	$60,160	$33.42	$17,000
MetroStudio@Lankershim (2)	Los Angeles, CA	NA	14.4		Office/Production Facility	1,500,000		Pending	14,614	9.74	—
Four Points Centre	Austin, TX	100.0	252.5		Office/ Retail/R&D/Hotel	1,680,000		Entitled	18,082	10.76	—
2100 JFK Boulevard	Philadelphia, PA	100.0	0.7		Office/ Retail/R&D/Hotel	366,000		Entitled	4,895	13.37
2500 City West land	Houston, TX	25.0	3.3	(3)	Office/Retail/Residential/Hotel	500,000		Entitled	900	7.20	—
CityWestPlace land	Houston, TX	25.0	25.0		Office/ Retail/ Residential	1,500,000		Entitled	5,337	14.23	—

						7,346,000			103,988	$16.70	17,000

Fee Services:
Universal Village (4)	Los Angeles, CA	NA	124.0		Residential/ Retail	180,000	2,937	Pending	—		—
Wilshire Grand (5)	Los Angeles, CA	NA	2.7		Office/Retail/Residential/Hotel	2,500,000	50	Pending	—		—

						10,026,000	2,987		$103,988		$17,000

Condominium Units Held for Sale:

					As of December 31, 2009
	Location	TPGI Percentage Interest		Description	Number of Units Sold To Date	Total Square Feet Sold To Date	Average Sales Price Per Square Foot Sold To Date	Number of Units Remaining To Be Sold (7)	Total Square Feet Remaining To Be Sold	Average List Price Per Square Foot To Be Sold	Book Carrying Value	Loan Balance
Murano	Philadelphia, PA	73.0	% (6)	43-story for-sale condominium project containing 302 units. Certificates of occupancy received for 100% of units.	194	218,316	$521	108	133,524	$728	$64,101	$36,955

(1)	We have completed infrastructure improvements to our Campus El Segundo development site, including installing underground utilities, rough grading, and streetscape improvements. The first phase of development is anticipated to include a 225,000 square foot, six-story Class A office building and parking structure to be constructed on 2.7 acres, which we are currently marketing to prospective tenants.
(2)	We are currently entitling this property, targeting approximately 1.5 million square feet. The first phase of this transit-oriented development is planned to become a television production facility and office space, in accordance with the space needs of NBC Universal. We expect to enter into a long-term ground lease with the Los Angeles Metropolitan Transportation Authority (which owns the land) upon completion of entitlements.
(3)	The number of acres excludes approximately 3.0 acres currently under contract for sale with a third party. This parcel is not encumbered by any debt and has a carrying value of approximately $3.9 million, of which TPGI’s share is approximately $1.0 million.
(4)	We have been engaged by NBC Universal to entitle and master plan their Universal Studios Hollywood backlot on which we have a right of first offer (ROFO) to develop approximately 124 acres for residential and related retail and community-serving uses. We are pursuing environmental clearance and governmental approvals for approximately 2,937 residential units and 180,000 square feet of retail and community-serving space. Upon successful completion of the entitlement process and our exercise of the ROFO, it is anticipated this project will be developed in phases over several years, subject to market conditions.
(5)	We have been engaged by Korean Air to entitle and master plan a 2.7 acre site in downtown Los Angeles for 2,500,000 square feet of development that consists of office, hotel, residential and retail uses.
(6)	We have a $26.1 million preferred equity interest in Murano. Excluding the preferred equity interest, we hold a 73% interest in the property.
(7)	Subsequent to December 31, 2009, we have entered into contracts to sell an additional six units and expect to close the sale of two previously contracted units. The average sales price of these eight units, which are expected to close in the first quarter of 2010, is $454 per square foot. Of the 108 units remaining to sell, 89 units are above the 29th floor and have superior views.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA– CONTINUED

Our Managed Properties

Managed Properties	Location	Year Built Renovated	Rentable Square Feet	Percent Leased
800 South Hope Street	Los Angeles, CA	1985/2000	242,176	97.6%
Pacific Financial Plaza	Newport Beach, CA	1982/1993	279,474	100.0
1835 Market Street	Philadelphia, PA	1987	686,503	88.5
CalEPA Headquarters	Sacramento, CA	2000	950,939	100.0

Total/Weighted Average			2,159,092	96.1%

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

(in thousands)

Mortgages and Other Loans	Interest Rate at December 31, 2009	Principal Amount		TPGI Share of Principal Amount	Maturity Date		Maturity Date at End of Extension Options
2010 Maturity Date at End of Extension Options
Four Falls Corporate Center	5.3%	52,067	(1)	13,017	3/6/2010		3/6/2010
Oak Hill Plaza/ Walnut Hill Plaza	5.3	44,452	(2)	11,113	3/6/2010		3/6/2010
City National Plaza:
Senior mortgage loan	1.3	348,925		87,231	7/9/2010		7/9/2010
Mezzanine loans	3.4	219,074		54,769	7/9/2010		7/9/2010
Murano construction loan	7.0	36,955	(3)	36,955	7/31/2010		7/31/2010
Brookhollow Central I, II, and III	2.9	51,793		12,949	8/9/2010		8/9/2010
San Felipe Plaza	5.0	117,700		29,425	8/11/2010		8/11/2010
2500 City West	4.9	84,132		21,033	8/11/2010		8/11/2010

Subtotal 2010 maturities		955,098		266,492

2011 Maturity Date at End of Extension Options
CityWestPlace - mortgage loan (Buildings III & IV)	1.5	92,400		23,100	7/1/2010	(4)	7/1/2011

Subtotal 2011 maturities		92,400		23,100

2012 Maturity Date at End of Extension Options
Centerpointe I and II	1.8	123,780		30,946	2/9/2011	(5)	2/9/2012
Research Park Plaza I and II	1.6	51,500		3,219	6/9/2010	(6)	6/9/2012
Stonebridge Plaza II	1.4	37,500		2,344	6/9/2010	(6)	6/9/2012

Subtotal 2012 maturities		212,780		36,509

2013 Maturity Date at End of Extension Options
Two Commerce Square - mortgage loan	6.3	108,104		108,104	5/9/2013		5/9/2013

Subtotal 2013 maturities		108,104		108,104

2014 and After Maturity Date at End of Extension Options
Austin Portfolio bank term loan	3.5	115,675	(7)	7,230	6/1/2013		6/1/2014
Campus El Segundo mortgage loan	4.1	17,000		17,000	7/31/2011	(8)	7/31/2014
Four Points Centre construction loan	2.5	26,177		26,177	7/31/2012	(9)	7/31/2014
Reflections I	5.2	21,788		5,447	4/1/2015		4/1/2015
Reflections II	5.2	9,077		2,269	4/1/2015		4/1/2015
City National Plaza - note payable to former partner	5.8	19,758		4,940	7/1/2012		1/4/2016
One Commerce Square - mortgage loan	5.7	130,000		130,000	1/6/2016		1/6/2016
CityWestPlace - mortgage loan (Buildings I & II)	6.2	121,000		30,250	7/6/2016		7/6/2016
Fair Oaks Plaza	5.5	44,300		11,075	2/9/2017		2/9/2017
Frost Bank Tower	6.1	150,000		9,375	6/11/2017		6/11/2017
One Congress Plaza	6.1	128,000		8,001	6/11/2017		6/11/2017
300 West 6th Street	6.0	127,000		7,938	6/11/2017		6/11/2017
One American Center	6.0	120,000		7,500	6/11/2017		6/11/2017
San Jacinto Center	6.1	101,000		6,313	6/11/2017		6/11/2017
2121 Market Street	6.1	18,508	(10)	9,254	8/1/2033		8/1/2033

Subtotal 2014 and thereafter maturities		1,149,283		282,769

		$2,517,665		$716,974

Weighted average interest rate at December 31, 2009	4.3%

Footnotes on following page.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY – CONTINUED

Footnotes to Debt Summary on previous page:

In connection with some of the loans listed in the Debt Summary, in the case of consolidated assets, our operating partnership is subject to customary non-recourse carve out obligations; in the case of certain joint venture assets, TPG/CalSTRS is subject to customary non-recourse carve out obligations.

(1)	$9.9 million of this loan is secured by both a subordinate lien on the property and a payment guaranty issued by the special purpose limited liability company which owns Oak Hill Plaza/Walnut Hill Plaza.

(2)	$9.2 million of this loan is secured by both a subordinate lien on the property and a payment guaranty issued by the special purpose limited liability company which owns Four Falls Corporate Center.

(3)	The Company has an interest guaranty for the Murano construction loan.

(4)	The loan has a remaining one-year extension option at our election.

(5)	The loan has a remaining one-year extension option at our election, subject to a debt service coverage ratio of 1:1.

(6)	The loan has two one-year extension options at our election.

(7)	We and our partners in the Austin Portfolio have committed to fund $60.0 million of new senior priority financing, which is senior to the Austin Portfolio bank loan. $20.0 million of the $60.0 million commitment has been funded as of December 31, 2009, of which our share is $1.3 million, and is accounted for as equity.

(8)	The loan agreement was modified and the loan maturity was extended to July 31, 2011 with three one-year extension options, subject to our compliance with certain covenants, with a final maturity date of July 31, 2014 if all extension options are exercised. The lender has the right to require payment of $2.5 million at the time of each extension. We have guaranteed this loan.

(9)	The loan agreement was modified and the loan maturity was extended to July 31, 2012 with two one-year extension options at our election subject to certain conditions. We have provided a completion guaranty and have guaranteed a portion of the principal and interest payable. We have also provided additional collateral of approximately 62.4 acres of fully entitled unimproved land, which is adjacent to our Four Points Centre office buildings. We have committed to pay down the principal amount of the loan in the total amount of $3.9 million of which $1.3 million was paid in January, 2010 and the balance of $2.6 million will be paid in two equal installments, in June and December, 2010. $10.4 million remains unfunded and available to be drawn to fund any remaining project costs.

(10)	The loan is guaranteed by our operating partnership and our co-general partner in the partnership that owns 2121 Market Street, up to a maximum amount of $3.3 million.

Thomas Properties Group, Inc.

Supplemental Financial Information

CAPITAL STRUCTURE

(in thousands, except share data)

The following is the capital structure of TPGI as of December 31, 2009:

Debt		Aggregate Principal
Mortgage, other secured, and unsecured loans		$318,236
Company share of unconsolidated debt		397,754

Total combined debt		$715,990

Equity	Shares/Units Outstanding	Market Value (1)
Common stock	30,878,621	$91,401
Operating partnership units (2)	14,484,995	42,876

Total common equity	45,363,616	$134,277

Total consolidated market capitalization		$452,513

Total combined market capitalization (3)		$850,267

(1)	Based on the closing price of $2.96 per share of TPGI common stock on December 31, 2009.
(2)	Includes outstanding operating partnership units not owned by TPGI and incentive units as of December 31, 2009.
(3)	Includes TPGI’s share of debt of unconsolidated real estate entities.

Thomas Properties Group, Inc.

Supplemental Financial Information

OTHER INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing
Diana M. Laing	Computershare Trust Company	NASDAQ: TPGI
Chief Financial Officer	P.O. Box 43023
515 South Flower Street	Providence, RI 02940-3023
Sixth Floor	Phone: (781) 575-2879
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail: dlaing@tpgre.com

Board of Directors and Executive Officers

James A. Thomas	Chairman, President and CEO
Randall L. Scott	Executive Vice President, Director
John R. Sischo Paul S. Rutter	Executive Vice President, Director Executive Vice President and General Counsel
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Robert D. Morgan	Senior Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
John L. Goolsby	Director
Winston H. Hickox	Director